UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2025

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4224 Campus Point Court, Suite 210

San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 202-6300

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RGLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, Regulus Therapeutics Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Novartis AG, a company limited by shares (Aktiengesellschafl) incorporated under the laws of Switzerland (“Parent”), and Redwood Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), on April 29, 2025.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on May 27, 2025, Merger Sub commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share (the “Shares”), of the Company, for (i) $7.00 in cash per Share, subject to applicable withholding and without interest (the “Closing Amount”), plus (ii) one non-tradeable contingent value right (each, a “CVR”) per Share, representing the right to receive one contingent payment of $7.00 in cash (the Closing Amount and one CVR, collectively is hereinafter referred to as the “Offer Price”), subject to any applicable withholding and without interest thereon, upon achievement of the milestone specified in, and on the other terms and subject to the other conditions set forth in, the Contingent Value Rights Agreement entered into by and between Parent and Computershare Trust Company, N.A. (the “CVR Agreement”) which was executed on June 24, 2025.

The Offer and related withdrawal rights expired as scheduled at one minute past 11:59 p.m., New York City time, on June 24, 2025 (such date and time, the “Offer Expiration Time”), and the Offer was not extended. Computershare Trust Company, N.A. (“Depositary”), the depositary for the Offer, advised Merger Sub that, as of the Offer Expiration Time, a total of 56,374,397 Shares (excluding Shares with respect to which Notices of Guaranteed Delivery were delivered but were not yet “received” (as such term is defined in Section 251(h) of the DGCL)) had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 74.49% of the outstanding Shares as of immediately prior to the Offer Expiration Time. In addition, the Depositary has advised Merger Sub that, as of the Offer Expiration Time, Notices of Guaranteed Delivery had been delivered with respect to 5,584,804 additional Shares, representing approximately 7.38% of the outstanding Shares as of immediately prior to the Offer Expiration Time. As of the Offer Expiration Time, the number of Shares validly tendered and not validly withdrawn pursuant to the Offer satisfied the Minimum Condition (as defined in the Merger Agreement), and all other conditions to the Offer were satisfied. Promptly after the expiration of the Offer, Merger Sub irrevocably accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer and will promptly pay for all Shares accepted pursuant to the Offer.

On June 25, 2025, following consummation of the Offer, Parent completed the acquisition of the Company by causing Merger Sub to merge with and into the Company (the “Merger”) pursuant to the Merger Agreement without a vote of the Company’s stockholders in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). At the effective time of the Merger (the “Effective Time”), Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation in the Merger and as an indirect wholly owned subsidiary of Parent (the “Surviving Corporation”). At the Effective Time, each Share that was issued and outstanding immediately prior to the Effective Time (other than Shares (i) owned by the Company, Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub, in each case, immediately prior to the Effective Time, (ii) irrevocably accepted for payment pursuant to the Offer, or (iii) held by any stockholder who is entitled to demand and has properly and validly demanded their statutory right of appraisal of such Shares in accordance with, and in compliance in all respects with, Section 262 of the DGCL) was automatically canceled and extinguished and converted into the right to receive an amount in cash equal to the Offer Price (including the CVR), without interest thereon and subject to applicable withholding, from Merger Sub.

Pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time, each Company stock option to purchase Shares (each, a “Company Option”) that was outstanding and unexercised as of immediately prior to the Effective Time was, by virtue of the Merger, automatically canceled and terminated and converted into the right to receive from the Surviving Corporation the following:

•	with respect to each Company Option with a per Share exercise price less than the Closing Amount (each, an “In the Money Option”), (a) an amount in cash (without interest and subject to applicable withholding) equal to the product obtained by multiplying (1) the aggregate number of Shares underlying such In the Money Option immediately prior to the Effective Time by (2) an amount equal to (A) the Closing Amount less (B) the per Share exercise price of such In the Money Option, plus (b) one CVR with respect to each Share subject to such In the Money Option immediately prior to the Effective Time;

•	with respect to each Company Option with a per Share exercise price equal to or greater than the Closing Amount but less than $14.00 (each, an “Out of the Money Option”), one CVR with respect to each Share subject to such Out of the Money Option immediately prior to the Effective Time, and therefore may become entitled to receive, as of the date of the Milestone Payment (as defined in the CVR Agreement), an amount in cash (without interest and subject to applicable withholding), if any, equal to the product obtained by multiplying (a) the aggregate number of CVRs received in respect of such Out of the Money Option, by (b) an amount equal to (1) $14.00, less (2) the per Share exercise price of such Out of the Money Option (provided, that, if no Milestone Payments are made with respect to the CVRs under the terms of the CVR Agreement, then no payments will be made with respect to any Out of the Money Option); and

•	each Company Option with a per Share exercise price equal to or greater than $14.00 was automatically canceled without any consideration.

Pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time, by virtue of the Merger:

•	each Company restricted stock unit award that was, at the time of determination, subject to vesting or forfeiture conditions and that was not a PSU Award (as defined below) (each, an “RSU Award”) and that was outstanding immediately prior to the Effective Time was automatically canceled and terminated and converted into the right to receive from the Surviving Corporation (a) an amount in cash (without interest and subject to applicable withholding) equal to the product obtained by multiplying (1) the aggregate number of Shares underlying such RSU Award immediately prior to the Effective Time by (2) the Closing Amount, plus (b) one CVR with respect to each Share subject to such RSU Award immediately prior to the Effective Time; and

•	each Company restricted stock unit award that was, at the time of grant, subject to performance-based and time-based vesting or forfeiture conditions (each, a “PSU Award”) that was outstanding immediately prior to the Effective Time was automatically canceled and terminated and converted into the right to receive from the Surviving Corporation (a) an amount in cash (without interest and subject to applicable withholding) equal to the product obtained by multiplying (1) the aggregate number of Shares underlying such PSU Award immediately prior to the Effective Time by (2) the Closing Amount, plus (b) one CVR with respect to each such Share subject to such PSU Award immediately prior to the Effective Time.

Pursuant to the terms of the Merger Agreement, at or following the Effective Time, by virtue of the Merger:

•	each warrant to purchase or otherwise acquire Company Shares (a “Company Warrant”) that was outstanding and unexercised as of immediately prior to the Effective Time with a per Share exercise price less than the Closing Amount ceased to represent a right to acquire Company Shares and converted into a right to receive, subject to the terms of the Merger Agreement and upon the exercise thereof, (a) cash in an amount equal to the product obtained by multiplying (1) the aggregate number of Shares underlying such Company Warrant immediately prior to the Effective Time, by (2) an amount equal to (A) the Closing Amount, less (B) the exercise price payable per Share under such Company Warrant, plus (b) one CVR with respect to each Share subject to such Company Warrant immediately prior to the Effective Time; and

•	each Company Warrant that was outstanding and unexercised as of immediately prior to the Effective Time with a per Share exercise price equal to or greater than the Closing Amount ceased to represent a right to acquire Company Shares and converted into a right to receive, subject to the terms of the Merger Agreement, upon the exercise thereof and to the extent the Milestone Payment is paid under the CVR Agreement, (a) cash in an amount equal to the product obtained by multiplying (1) the aggregate number of Shares underlying such Company Warrant immediately prior to the Effective Time, by (2) an amount equal to (A) $14.00, less (B) the exercise price payable per Share under such Company Warrant.

The foregoing did not apply to any holders of Company Warrants that elected to receive the Black Scholes Value (as defined in the applicable Company Warrants) in accordance with their Company Warrants or to any Company Warrant that elected a cashless exercise of such Company Warrant prior to the Effective Time.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of Company’s preferred stock, par value $0.001 per share (the “Company Preferred Stock”) that was outstanding as of immediately prior to the Effective Time was, by virtue of the Merger, automatically canceled and extinguished and converted into the right to receive from the Surviving Corporation, subject to the terms of the Merger Agreement, (a) an amount in cash (without interest) equal to the product obtained by multiplying (1) the aggregate number of Shares into which such shares of Company Preferred Stock are convertible immediately prior to the Effective Time, by (2) the Closing Amount, plus (b) one CVR with respect to each Share into which such shares of Company Preferred Stock were convertible immediately prior to the Effective Time.

The foregoing description of the Merger Agreement, the CVR Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on April 30, 2025 and is incorporated by reference herein, and the CVR Agreement, a copy of which is filed as Exhibit 2.2 hereto and is incorporated by reference herein.

The information set forth in Items 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Offer and the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a notification of removal from listing and/or registration on Form 25 to effect the delisting of all Shares from Nasdaq and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Nasdaq is expected to file the Form 25 with the SEC on June 25, 2025 and trading of Shares is expected to be suspended effective prior to the open of trading on June 25, 2025. The Company intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

The information set forth under Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Offer and the subsequent completion of the Merger, a change of control of the Company occurred and the Company became an indirect wholly owned subsidiary of Parent. Purchaser obtained the funds necessary to fund the acquisition through a variety of sources, including cash on hand provided by Parent and its controlled affiliates.

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the consummation of the Merger, each of Stelios Papadopoulos, Ph.D., David Baltimore, Ph.D., Kathryn J. Collier, Joseph P. Hagan, Preston Klassen, M.D. M.H.S., Alice S. Huang, Ph.D., Jake R. Nunn, William H. Rastetter, Ph.D., Hugh Rosen, M.D., Ph.D. and Pascale Witz ceased to be members of the Board of Directors of the Company (the “Company Board”) and ceased to be members of any committees of the Company Board on which such directors served, effective as of the Effective Time. On June 25, 2025, in connection with the consummation of the Merger, the directors of Merger Sub immediately prior to the Effective Time, which consisted of John McKenna and Eduard Marti, became the directors of the Surviving Corporation in lieu of the Company’s existing directors.

In connection with the consummation of the Merger, each officer of the Company immediately prior to the Effective Time was removed from his or her respective position as an executive officer of the Company. Concurrently with such executive officers’ removal, (i) John McKenna was appointed to serve as the President of the Company and (ii) Eduard Marti was appointed to serve as Chief Financial Officer and Treasurer of the Company. Information regarding the new directors and executive officers has been previously disclosed in Schedule I of the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Parent and Purchaser with the SEC on May 27, 2025, as subsequently amended, which schedule is incorporated herein by reference.  None of John McKenna or Eduard Marti have a family relationship with any director or executive officer of the Company (or any person nominated or chosen by the Company to become a director or executive officer of the Company) or a direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

In connection with the consummation of the Merger, on or around June 24, 2025, the Company entered into agreements (the “Excise Tax Agreements”) with a member of the Company Board, Stelios Papadopoulos, Ph.D. and certain officers of the Company, including named executive officers Crispina Calsada, Joseph P. Hagan, and Preston S. Klassen, M.D. M.H.S., (each such named executive officer and Dr. Papadopoulos, a “Disqualified Individual”). Under the Excise Tax Agreements, if the Merger is consummated and an excise tax under Section 4999 of the Internal Revenue Code is imposed on the Disqualified Individual as a result of any compensation or benefits provided to the Disqualified Individual, in connection with the Merger, the Company will pay or reimburse the Disqualified Individual an amount equal to a portion of such excise tax plus any taxes resulting from such payment or reimbursement. Such payments or reimbursements are subject to a cap, provided that if the milestone specified in the CVR Agreement is achieved, such cap will not apply to the tax gross-up payments with respect to payments pursuant to the CVR.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, on June 25, 2025, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety and became the certificate of incorporation and bylaws of the Surviving Corporation. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 29, 2025, by and among Regulus Therapeutics Inc., Novartis AG, and Redwood Merger Sub Inc. (incorporated by reference to Exhibit 2.1 on the Current Report on Form 8-K, filed on April 30, 2025)*

2.2	Contingent Value Rights Agreement, dated June 24, 2025, by and among Novartis AG and Computershare Trust Company, N.A. (filed herewith).*

3.1	Amended and Restated Certificate of Incorporation of Regulus Therapeutics Inc. (filed herewith).

3.2	Amended and Restated Bylaws of Regulus Therapeutics Inc. (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regulus Therapeutics Inc.

By:	/s/ Jaime Huertas
Name: Jaime Huertas
Title: Secretary

Dated: June 25, 2025